Intangible assets, net	12 Months Ended
May 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible assets, net

Note 4. Intangible Assets, net

Intangible assets were as follows:

	As of May 31,
	2022	2021
Leronlimab (PRO 140) patent	$3,500	$3,500
ProstaGene, LLC intangible asset acquisition, net of impairment	—	2,926
Website development costs	20	20
Gross carrying value	3,520	6,446
Accumulated amortization, net of impairment	(3,388)	(4,793)
Total intangible assets, net	$132	$1,653

Amortization expense related to the intangible assets for the fiscal years ended May 31, 2022 and May 31, 2021 was approximately $0.7 million, $1.8 million, respectively. The Company recorded an impairment charge of approximately $10.0 million related to the ProstaGene, LLC intangible asset acquisition during the year ended May 31, 2021; none in the fiscal year ended May 31, 2022. The aggregate future amortization expense as of May 31, 2022 is estimated at $132.0 thousand in the fiscal year 2023; none beyond fiscal 2023.

In November 2018, the Company completed the acquisition of substantially all the assets of ProstaGene, LLC (“ProstaGene”) which included patents related to clinical research, a proprietary CCR5 algorithm technology for early cancer diagnosis, and a noncompetition agreement with ProstaGene’s founder and Chief Executive Officer, Richard G. Pestell. The Company accounted for the ProstaGene acquisition as an asset acquisition under ASC 805-10-55, Business Combinations. In March 2021, the Company concluded arbitration hearing concerning a claim by ProstaGene for approximately 3.1 million shares of common stock that the Company withheld for damages incurred by the Company in connection with the purchase of the proprietary algorithm as part of the acquisition. Based on the information revealed during the arbitration, the Company concluded that the algorithm’s value is fully impaired; the Company recorded an intangible asset impairment charge of approximately $10.0 million during the quarter ended February 28, 2021 resulting from the write-off of the allocated purchase price of $12.2 million and $2.2 million of associated accumulated amortization. In May 2022, in connection with the Pestell Employment Dispute, the Company reached a settlement agreement with Dr. Pestell in which the Company agreed, among other things, to transfer all rights to intangible assets that were acquired as part of the ProstaGene transaction in 2018. The Company recorded a $0.8 million non-cash charge, representing the remaining carrying amount of the ProstaGene patent, as part of legal settlement expense in its consolidated statements of operations in connection with this transfer of assets for the period ended May 31, 2022. Refer to Note 10, Commitments and Contingencies – Legal Matters in this prospectus.

As of May 31, 2022, the Company recorded and amortized $3.5 million of intangible assets in the form of patents attributable to the leronlimab acquisition. As of May 31, 2021, the Company recorded and amortized $4.6 million of intangible assets attributable to leronlimab and ProstaGene patents. The Company estimates the remaining useful life of its intangible assets to be less than a year.